                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


--------------------------------------------------------------------------------



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): June 4, 2002



                                 AMEDISYS, INC.
                                 --------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                                    --------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)


              0-24260                              11-3131700
              -------                              ----------
      (Commission File Number)         (I.R.S. Employer Identification No.)


                   11100 Mead Road, Suite 300, Baton Rouge, LA
                   -------------------------------------------
                  70816 (Address of principal executive offices
                               including zip code)


                                 (225) 292-2031
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

         On June 4, 2002, Amedisys, Inc., "the Company", issued a press release attached hereto as Exhibit 99.1 to announce that it has appointed a Chief Financial Officer.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Business Acquired.

         Not applicable.

         (b) Pro Forma Financial Information.

         Not applicable.

         (c) Exhibit
              No.
             -------
                                                                     Page
                                                                     ----
             99.1 (i) Press Release dated June 4, 2002 announcing
                  the appointment of a Chief Financial
                  Officer............................................ A-1


                  (i) Filed herewith.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By: /s/ GREG BROWNE
   -----------------------------
   Greg Browne
   Chief Financial Officer

DATE: June 5, 2002